FRUIT OF THE LOOM, INC.
5000 Sears Tower
Chicago, Illinois 60606  .  312/876-1724

News Release                                     FOR IMMEDIATE RELEASE

Contact:      G. William Newton
              Senior Vice President - Finance
              and  Acting Chief Financial Officer
              Fruit of the Loom, Inc.
              Tel: 502/781-6400/Fax: 502/783-0351
              Home Page: www.fruit.com


                         FRUIT OF THE LOOM, INC. REPORTS
                      OPERATING RESULTS FOR FOURTH QUARTER

Chicago, IL, February 17, 1999, --- Fruit of the Loom, Inc. (NYSE-FTL), one of the world's leading marketers and manufacturers of basic family apparel, today reported a 14.7% increase in fourth quarter sales compared to last year. Sales were $491,400,000 for the fourth quarter ended January 2, 1999 as compared to $428,500,000 for the fourth quarter of 1997. Net loss for the fourth quarter of 1998 was ($11,000,000) as compared to a net loss of ($404,900,000) for the fourth quarter of 1997. The 1997 loss included restructuring and other special charges of $372,200,000 after tax ($441,700,000 pre tax). Diluted earnings per share was a loss of ($.15) for the fourth quarter of 1998 as compared to a loss of ($5.57) for the same period of 1997.

For the twelve months ended January 2, 1999 the Company reported sales of $2,170,300,000 as compared to $2,139,900,000 for the same period a year ago. Net earnings for twelve months of 1998 were $135,900,000 as compared to a net loss of ($487,600,000) for the same period last year. Diluted earnings per share were $1.88 for twelve months of 1998 as compared with a loss of ($6.55) for the same period of 1997.

William Farley, Chairman and Chief Executive Officer commented, "We have made tremendous progress in 1998 focusing on cost reductions, completing the move of manufacturing offshore, improving customer service, new product development and inventory management. Inventory has been reduced from last year by $105,500,000, and long-term debt declined by $93,900,000. We anticipate further reductions in inventory and long-term debt in 1999."

Except for historical information contained herein, information set forth in this news release may contain statements and information which describe or reflect the Company's beliefs concerning future business conditions and the outlook for the Company. These forward-looking statements are subject to risks, uncertainties and other facts, which could cause the Company's actual results, performance or achievement to differ materially from those expressed in, or implied by, these statements. These risks, uncertainties and other factors include, but are not limited to, the following: financial strength of the retail industry, particularly the mass merchant channel, the level of consumer spending for apparel, the amount of sales of the Company's activewear screenprint products, the competitive pricing environment within the basic apparel segment of the apparel industry, the Company's ability to develop new products, the Company's effective income tax rate, the success of planned advertising, marketing and promotional campaigns, international activities, and the resolution of legal proceedings and other contingent liabilities. Please refer to the Company's documents on file with the Securities and Exchange Commission for other risks and uncertainties.


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Fruit of the Loom, Inc. is a marketing oriented, international basic apparel company, emphasizing branded products for consumers ranging from infants to senior citizens. The Company manufactures and markets men's and boys' underwear, women's and girls' underwear, printable activewear, outerwear, casualwear, sportswear and childrenswear. Fruit of the Loom employs 30,000 people in over 60 locations worldwide. Brand names include FRUIT OF THE LOOM(R), BVD(R), GITANO(R), BEST(TM), CUMBERLAND BAY(TM) and SCREEN STARS(R). Licensed brands include MUNSINGWEAR(R), and WILSON(R). Licensed apparel bearing the logos or insignia of the major sports leagues and their teams and certain popular players in the leagues, and the logos of most major colleges and universities, are marketed under the PRO PLAYER(R) and FANS GEAR(R) brands.






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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (In thousands, except per share data)


                                                          THREE MONTHS ENDED                 YEAR ENDED
                                                      ---------------------------   ----------------------------
                                                       JANUARY 2,     DECEMBER 31,   JANUARY 2,     DECEMBER 31,
                                                         1999             1997          1999           1997
                                                      ---------------------------   ----------------------------
Net sales                                             $   491,400    $   428,500    $ 2,170,300    $ 2,139,900
Cost of sales                                             419,300        405,700      1,564,800      1,644,400
                                                      -----------    -----------    -----------    -----------

   Gross earnings                                          72,100         22,800        605,500        495,500

Selling, general and administrative expenses               62,900        444,100        344,000        751,800
Goodwill amortization                                       6,700          6,700         26,600         26,800
Impairment write down of goodwill                            --            4,600           --            4,600
                                                      -----------    -----------    -----------    -----------

   Operating earnings(loss)                                 2,500       (432,600)       234,900       (287,700)

Interest expense                                          (22,700)       (22,200)       (97,300)       (84,700)
Other income(expense) - net                                 8,500        (36,900)         5,400        (79,300)
                                                      -----------    -----------    -----------    -----------

   Earnings(loss) before income tax expense               (11,700)      (491,700)       143,000       (451,700)

Income tax provision                                         (700)       (87,800)         7,100        (66,300)
                                                      -----------    -----------    -----------    -----------

   Earnings(loss) from continuing operations              (11,000)      (403,900)       135,900       (385,400)
   Discontinued operations - LMP litigation                  --           (1,000)          --         (102,200)
                                                      -----------    -----------    -----------    -----------

   Net earnings(loss)                                 $   (11,000)   $  (404,900)   $   135,900    $  (487,600)
                                                      ===========    ===========    ===========    ===========

Earnings(loss) per common share
   Continuing operations                                    (0.15)         (5.56)          1.89          (5.18)
   Discontinued operations - LMP litigation                  --            (0.01)          --            (1.37)
                                                      -----------    -----------    -----------    -----------

   Net earnings(loss)                                 $     (0.15)   $     (5.57)   $      1.89    $     (6.55)
                                                      ===========    ===========    ===========    ===========

Earnings(loss) per common share - assuming dilution
   Continuing operations                                    (0.15)         (5.56)          1.88          (5.18)
   Discontinued operations - LMP litigation                  --            (0.01)          --            (1.37)
                                                      -----------    -----------    -----------    -----------

   Net earnings(loss)                                 $     (0.15)   $     (5.57)   $      1.88    $     (6.55)
                                                      ===========    ===========    ===========    ===========

Average common shares                                      72,100         72,700         72,000         74,400
                                                      ===========    ===========    ===========    ===========
Average common shares - assuming dilution                  72,100         72,700         72,300         74,400
                                                      ===========    ===========    ===========    ===========



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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET
                            (In thousands of dollars)


                                                 JANUARY 2,   DECEMBER 31,
                                                    1999          1997
                                                 ----------   ------------
ASSETS
Current Assets
   Cash and cash equivalents
      (including restricted cash)                $    1,400   $   16,100
   Notes and accounts receivable
      (less allowance for possible losses
      of $12,000 and $11,900, respectively)         109,700       98,100
   Inventories
      Finished goods                                500,700      570,400
      Work in process                               183,100      212,300
      Materials and supplies                         58,200       64,800
                                                 ----------   ----------
                                                    742,000      847,500

   Other                                             41,100       53,900
                                                 ----------   ----------
         Total current assets                       894,200    1,015,600
                                                 ----------   ----------

Property, Plant and Equipment                     1,192,100    1,232,200
   Less accumulated depreciation                    758,200      717,800
                                                 ----------   ----------
         Net property, plant and equipment          433,900      514,400
                                                 ----------   ----------

Other Assets
   Goodwill(less accumulated amortization of
      $336,200 and $309,600, respectively)          686,300      712,900
   Deferred income taxes                             36,700       30,300
   Other                                            238,700      209,900
                                                 ----------   ----------
         Total other assets                         961,700      953,100
                                                 ----------   ----------
                                                 $2,289,800   $2,483,100
                                                 ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Current maturities of long-term debt          $  270,500   $   28,200
   Trade accounts payable                           119,700      234,100
   Other accounts payable and accrued expenses      226,700      262,900
                                                 ----------   ----------
         Total current liabilities                  616,900      525,200
                                                 ----------   ----------

Noncurrent Liabilities
   Long-term debt                                   856,600    1,192,800
   Other                                            267,400      343,000
                                                 ----------   ----------
         Total noncurrent liabilities             1,124,000    1,535,800
                                                 ----------   ----------

Common Stockholders' Equity                         548,900      422,100
                                                 ----------   ----------
                                                 $2,289,800   $2,483,100
                                                 ==========   ==========



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                    FRUIT OF THE LOOM, INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                           (In thousands of dollars)


                                                                       YEAR ENDED
                                                               ----------------------------
                                                                JANUARY 2,     DECEMBER 31,
                                                                  1999              1997
                                                               -----------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net earnings(loss)                                          $   135,900    $  (487,600)
   Adjustments to reconcile to net cash
      used for operating activities:
        Impairment write down of goodwill                             --            4,600
        Depreciation and amortization                              111,300        154,200
        Deferred income tax provision                               (6,100)       (64,600)
        (Increase)Decrease in working capital                       (9,800)        94,500
        Special charges related to long-term items                    --          261,300
        Acme Boot charge                                              --           32,000
        Other - net                                                (99,400)      (113,800)
                                                               -----------    -----------
           Net cash provided by
              (used for) operating activities                      131,900       (119,400)
                                                               -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES

   Capital expenditures                                            (41,900)       (55,400)
   Proceeds from asset sales                                        86,400          4,300
   Payment on Acme Boot debt guarantee                             (65,900)          --
   Other - net                                                     (28,000)       (13,700)
                                                               -----------    -----------

         Net cash used for investing activities                    (49,400)       (64,800)
                                                               -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from issuance of long-term debt                           --           97,800
   Proceeds under line-of-credit agreements                        874,000      1,245,800
   Payments under line-of-credit agreements                       (836,200)      (981,900)
   Principal payments on long-term debt and capital leases        (138,800)       (17,600)
   Common stock issued                                               6,800         11,100
   Common stock repurchased                                         (3,000)      (173,600)
                                                               -----------    -----------
         Net cash provided by
           (used for) financing activities                         (97,200)       181,600
                                                               -----------    -----------

Net decrease in Cash and cash equivalents
   (including restricted cash)                                     (14,700)        (2,600)
Cash and cash equivalents (including restricted cash)
   at beginning of period                                           16,100         18,700
                                                               -----------    -----------

Cash and cash equivalents (including restricted cash)
   at end of period                                            $     1,400    $    16,100
                                                               ===========    ===========


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